Exhibit 4.1
	CUSIP		XXXXXX XX X
	Holder ID		XXXXXXXXXX
	Insurance Value		1,000,000.00
	Number of Shares		123456
	DTC		12345678 123456789012345

PO BOX 43004, Providence, RI 02940-3004
	Certificate Numbers	Num/No.	Denom.	Total
MR A SAMPLE	1234567890/1234567890	1	1	1
DESIGNATION (IF ANY)	1234567890/1234567890	2	2	2
ADD 1	1234567890/1234567890	3	3	3
ADD 2	1234567890/1234567890	4	4	4
ADD 3	1234567890/1234567890	5	5	5
ADD 4	1234567890/1234567890	6	6	6
	Total Transaction			7

016570| 003590|127C|RESTRICTED||4|057-423

1234567

Common Stock	Common Stock

PAR VALUE NONE	THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Certificate		Shares
Number		* * 6 0 0 6 2 0 * * * * * *
ZQ 000000		* * * 6 0 0 6 2 0 * * * * *
* * * * 6 0 0 6 2 0 * * * *
	CIRCLE BANCORP	* * * * * 6 0 0 6 2 0 * * *
* * * * * * 6 0 0 6 2 0 * *
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

This Certifies that	MR. SAMPLE & MRS. SAMPLE &	CUSIP 17254A 30 2
	MR. SAMPLE & MRS. SAMPLE	SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered holder of	* * * SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY * * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CIRCLE BANCORP (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>
COUNTERSIGNED AND REGISTERED:
Chief Executive Officer	COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

Secretary	By
AUTHORIZED SIGNATURE

CIRCLE BANCORP
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	-…………............................Custodian....…….………….............
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act……………………………...
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT	-…………....................Custodian (until age ............……………)
(Cust)
……................under Uniform Transfers to Minors Act................
			(Minor)		(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:	_________________________20______________________________
Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:
NOTE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.